SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



                 PURSUANT TO SECTION 13 OR 15(d)

                  of the Securities Act of 1934


        Date of Report (Date of earliest event reported):

               January 23, 2001 (January 23, 2001)

                 NORFOLK SOUTHERN RAILWAY COMPANY

      (exact name of registrant as specified in its charter)


                                 1-743
                                 1-3744
                                 1-4793
          Virginia               1-546-2         53-6002016
(State or other jurisdiction  (Commission       (IRS Employer
      of incorporation)       File Number)   Identification No.)


      Three Commercial Place, Norfolk, Virginia  23510-2191

             (Address of principal executive offices)

Registrant's telephone number, including area code (757) 629-2682

                            No Change
  (Former name or former address, if changed since last report.)

Item 5.  		Other Events.

    On Tuesday, January 23, 2001, the Registrant's parent,
Norfolk Southern Corporation (the "Corporation"), issued a Press Release, attached hereto as an exhibit:

    (i) declaring a quarterly dividend of 6 cents per share on the Corporation's common stock, payable on March 10, 2001 to stockholders of record on February 2, 2001; and

    (ii) outlining certain of the Corporation's restructuring initiatives more particularly described in the Press Release.


Item 7.(c)	Financial Statements and Exhibits.

Exhibit No.		Exhibit Description

   99			Press Release, issued by the Corporation on Tuesday,
                  January 23, 2001, declaring a quarterly dividend of 6 cents per share on the Corporation's common stock, payable on March 10, 2001 to stockholders of record on February 2, 2001 and outlining certain of the Corporation's restructuring initiatives more particularly described in the Press Release.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NORFOLK SOUTHERN RAILWAY COMPANY
                                                   (Registrant)


                                          /s/    Dezora M. Martin
                                          Name:  Dezora M. Martin
                                          Title: Assistant Corporate Secretary

Date:  January 23, 2001

                         EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99			          Press Release, issued by the Corporation on Tuesday,
                   January 23, 2001, declaring a quarterly dividend of
                   6 cents per share on the Corporation's common stock,
                   payable on March 10, 2001 to stockholders of record
                   on February 2, 2001 and outlining certain of the
                   Corporation's restructuring initiatives more particularly
                   described in the Press Release.